                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of report (date of earliest event reported):
                                 August 14, 2002


                       Daisytek International Corporation
               (Exact Name of Registrant as Specified in Charter)


       Delaware                    0-25400                       75-2421746
    ---------------              ------------               -------------------
    (State or other              (Commission                 (I.R.S. Employer
    jurisdiction of              File Number)               Identification No.)
    incorporation)

                    1025 Central Expressway South, Suite 200
                               Allen, Texas 75013
          (Address of Principal Executive Offices, including zip code)


                                 (972) 881-4700
              (Registrant's Telephone Number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial statements of business acquired

               Not applicable

          (b)  Pro forma financial information

               Not applicable

          (c)  Exhibits


               99.1 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
                    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, signed by James R. Powell, President and Chief Executive Officer.

               99.2 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
                    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, signed by Ralph Mitchell, Executive Vice President - Finance and Chief Financial Officer.

ITEM 9.   REGULATION FD DISCLOSURE

          Each of James R. Powell, the Chief Executive Officer, and Ralph Mitchell, the Chief Financial Officer, of Daisytek International Corporation has submitted to the Securities and Exchange Commission the certification of Daisytek International Corporation's Quarterly Report on Form 10-Q for the period ended June 30, 2002, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of these statements are attached hereto as Exhibits 99.1 and 99.2.

          Limitation on Incorporation by Reference.
          Pursuant to general instruction B.2. of Form 8-K, the information in this report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DAISYTEK INTERNATIONAL CORPORATION


                                     By: /s/  RALPH MITCHELL
                                        -----------------------------
                                              Ralph Mitchell
                                              Chief Financial Officer,
                                              Executive Vice President - Finance

Dated:  August 14, 2002

                                Index to Exhibits


         Exhibit
         Number     Description
         -------    -----------
          99.1      Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
                    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
                    signed by James R. Powell, President and Chief Executive
                    Officer.


          99.2      Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
                    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, signed by Ralph Mitchell, Executive Vice President - Finance and Chief Financial Officer.